                                  EXHIBIT 99.2

                        CERTIFICATION OF PERIODIC REPORT

I, Maarten Reidel, Chief Financial Officer of Mercer International Inc. (the "Company"), certify pursuant to Section 906 of the SARBANES-OXLEY ACT OF 2002, 18 U.S.C. Section 1350, that:

     (1) the Annual Report on Form 10-K of the Company for the period ended December 31, 2002 (the "Report") fully complies with the requirements of Section 13(a) of the SECURITIES EXCHANGE ACT OF 1934 (15 U.S.C. 78m or 78o(d)); and

     (2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: March 28, 2003

                                                       /s/ MAARTEN REIDEL
                                                       -----------------------
                                                       Maarten Reidel
                                                       Chief Financial Officer